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                                                                    EXHIBIT 23.1




                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-30328, No. 33-41769, No. 33-68896 and No.
333-16393) of Imperial Holly Corporation of our report dated July 20, 1998 relating to the financial statements of DSLT Inc. which appears in the Current Report on Form 8-K of Imperial Holly Corporation dated November 12, 1998.



PricewaterhouseCoopers LLP


Bloomfield Hills, Michigan
November 12, 1998